Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment (Details) - Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member] - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Buildings	$ 209,942	$ 201,642	$ 216,123
Less: accumulated depreciation and impairment charges	(14,861)	(10,393)	(5,562)
Total property, plant and equipment, net	$ 195,081	$ 191,249	$ 210,561